EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

Capacity Reservation Agreement
for [***] InP substrates

This Capacity Reservation Agreement (the "Agreement") is made effective as of the date of full execution hereof (the “Effective Date”) between Lumentum Operations LLC, a Delaware limited liability company, having offices at 1001 Ridder Park Drive, San Jose, California 95131 USA, on behalf of itself and its Affiliates (collectively, “Lumentum”) and AXT, Inc., with the principal place of business at 4281 Technology Drive, Fremont, CA 94538, USA, on behalf of itself and its affiliates (collectively the “Supplier”). Lumentum and Supplier are referred to herein individually as a “Party” and collectively, the “Parties.”

“Affiliate” means an entity that controls, is controlled by, or is under common control with a Party. “Control” and its derivatives means the legal, beneficial, or equitable ownership, directly or indirectly, of more than fifty percent (50%) of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

RECITALS

WHEREAS, Supplier supplies [***] indium phosphide (InP) substrates (the “Product”) which Lumentum would like to purchase, as illustrated in Attachment A.

WHEREAS, the Parties wish to enter into this Agreement to ensure that Supplier reserves capacity for Lumentum during the calendar year(s) (“CY”) referenced herein and pursuant to the terms and conditions herein.

WHEREAS, Lumentum understands that Supplier is currently developing [***] indium phosphide wafer. Upon execution of this Agreement, the Parties agree to negotiate in good faith an Addendum to this Agreement concerning the [***] indium phosphide wafer.

NOW THEREFORE, the Parties agree as follows:

1.    Term. This Agreement shall begin on the Effective Date with a duration term of six (6) years from the Effective Date (the “Term”). The Parties may renew this Agreement for additional (1) one year periods pursuant to a duly executed writing. Notwithstanding the foregoing, the Parties may discuss modification to the terms herein in calendar year 2028, as discussed in Section 3.

2.    Capacity Reservation & Pricing Obligations. Supplier agrees to reserve the Product capacity listed in Table A for Lumentum and agrees to use commercially reasonable efforts to support any additional capacity Lumentum may require pursuant to its monthly forecast to Supplier. For clarity Lumentum shall submit a twelve-month non-binding forecast which shall be submitted, and modified as needed, on a monthly basis. Additional forecast requirements are illustrated in Section 6. Modifications to any quantity in Table A may only be deemed accepted pursuant to a duly executed writing.

Table A (AXT Minimum Commitment of Prime Wafers)

	CY26	CY27	CY28	CY29	CY30	CY31

AXT InP:[***]	[***]	[***]
AXT InP:[***]	[***]	[***]	[***]	[***]	[***]	[***]
AXT InP:[***]	[***]
AXT InP:[***]"	[***]	[***]	[***]	[***]	[***]	v

	CY26	CY27	CY28	CY29	CY30	CY31
AXT InP:[***]	[***]	[***]	[***]	[***]	[***]	[***]

Note: Specific terms and conditions concerning Lumentum’s Annual Purchase Commitment are Stated in Section 2A below. Additional terms regarding the Product size and doping flexibility are located in Section 2e below.

Table B

Prime
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Parties agree to the following terms and conditions concerning pricing, purchase commitment and order flexibility.

a.         Pricing.

i.

Most Favored Pricing. Supplier shall, during the Term, offer to Lumentum under this Agreement pricing that is no less favorable than the pricing offered by Supplier to any other customer purchasing similar [***]Products, as shown in Table B, in similar volumes and under similar terms. If, at any time during the Term, Supplier provides more favorable pricing to any such customer under similar conditions, Supplier shall automatically extend such more favorable pricing to Lumentum.

Upon Lumentum's reasonable written request, not more than once per calendar year (unless Lumentum reasonably believes a breach of this Section has occurred), Supplier shall provide non-confidential or anonymized documentation to demonstrate compliance with this Section. Lumentum, or an independent third-party auditor reasonably acceptable to Supplier and subject to strict confidentiality obligations, shall have the right to audit the documentation solely to verify compliance with this Section. If the audit reveals that Supplier has charged Lumentum prices in excess of those permitted under this Section, Supplier shall assume the reasonable expense of the audit and shall immediately adjust its pricing to offer such lower pricing to Lumentum.

ii.

Price Adjustments. In the event Supplier seeks a price increase, Supplier shall provide Lumentum with prior written notice, together with reasonable supporting documentation substantiating the basis for such requested increase. Upon receipt of such notice, the Parties shall discuss the proposed adjustment in good faith. Any increase in pricing shall require the Parties’ mutual written agreement and shall not become effective unless and until such written agreement is executed by both Parties.

b.          Purchase Commitment: The Parties agree that the annual Product unit quantity illustrated in Table A constitutes the Minimum Order Quantity (“MOQ”) of Lumentum’s “Annual Purchase Commitment.” For clarity, the figures shown in Table A represent one hundred percent (100%) of Supplier’s reserved capacity for Lumentum. Lumentum’s Annual Purchase Commitment will be based on one hundred percent (100%) of the listed figures in Table A. In the event that Lumentum’s actual purchase quantity during any calendar year falls below the Annual Purchase Commitment, Lumentum shall remain liable for the shortfall between the Annual Purchase Commitment and the quantity actually purchased (the “Shortfall”), except as otherwise provided herein. Reconciliation of such Shortfall shall be conducted by Supplier on a quarterly basis, with the invoice to be submitted to Lumentum by end of calendar year. The Parties understand that the quarterly reconciliation will help both Parties align on the respective mitigation efforts referenced herein.

c.

Exceptions: Lumentum shall not be liable for any Shortfall should its inability to meet the Annual Purchase Commitment stem from: (i) a “Force Majeure” event, (ii) a quality-related issue with the Product that cannot be rectified after good faith discussions and corrective actions or (iii) the Product unit being deemed non-conforming with the agreed upon specifications.

For clarity, a “Force Majeure” event shall be defined as acts of God, natural disasters, pandemics, acts of government or regulatory authority; war, terrorism, civil unrest, or other acts of violence; or industrial disputes, strikes, or labor shortages (excluding those limited to the affected party’s workforce). A Force Majeure Event does not include events caused by either party’s negligence or willful misconduct; economic hardship or changes in market conditions; or delays resulting solely from a party’s acts or omissions.

For further clarity, a quality-related issue as referenced in (ii) shall be defined as circumstances wherein Product units are defective or unusable such that Lumentum cannot use the Product as intended; the Product unit experiences yield failures from using the Product as intended; Product units have exhibited scratches, cracks, or other signs of mishandling by Supplier; or Product units which have been returned as a Return Merchandise Authorization (RMA). However, any quality-related defects that become apparent after the epitaxial growth process shall be excluded from the scope.

d.

Supplier Mitigation Obligations. During the Term, the Parties shall work together to ensure the MOQ is met, which may include but not be limited to adjustment of delivery schedules. Supplier shall use commercially reasonable efforts to notify Lumentum when any monthly forecasted amounts fall short of the amounts ordered by Lumentum, and the Parties will coordinate to reconcile any Shortfall. Should Lumentum terminate for convenience, the Shortfall liability shall not be reduced for any reason, as provided for in Section 7. For termination for any other reason other than Lumentum’s convenience, Supplier shall use commercially reasonable efforts to reallocate any Products which are more than six (6) months from scheduled delivery in an attempt to offset Lumentum’s Shortfall liability. This agreement to mitigate is at Supplier’s sole yet reasonable efforts and not subject to offset or audit by Lumentum.

e.

Product Size Flexibility: Lumentum will have the right and flexibility to fulfill its Annual Purchase Commitment, as illustrated in Table A, by ordering Product units for the [***] Products respectively, or in any mix thereof, based on its demand. For clarity, within each wafer size category, and within not less than [***] from the scheduled delivery, Lumentum shall have the right to [***] of the scheduled deliveries then in process among the various Product types, including without limitation [***] specification, provided that the total annual quantity commitment for the applicable wafer size category is satisfied.

Notwithstanding the foregoing, no adjustments or substitutions under this Section are allowable within [***] of the scheduled delivery date. Supplier shall not otherwise unreasonably withhold, condition, or delay acceptance of such substitutions. While Lumentum may provide forecasts and/or issue Purchase Orders (“POs”) for the full year in advance, Lumentum shall retain flexibility to adjust the mix of Product sizes and doping specifications in accordance with this Section during the applicable period and pursuant to its business needs. For further clarity, subject to the timing restrictions set for herein, compliance with Lumentum’s Annual Purchase Commitment shall be determined based on aggregate quantities within the applicable [***] wafer size categories, and not based on the specific annual quantities of any individual doping type listed in Table A.

3.          Deposit.

a.

In consideration of Supplier’s capacity reservation obligations under this Agreement, Lumentum shall pay Supplier an initial deposit in the amount of Forty-Three Million Five Hundred Thousand U.S. Dollars (US$43,500,000) (the “Initial Deposit”). The Initial Deposit shall be due within thirty (30) business days following the Effective Date.

The Parties acknowledge that the Initial Deposit is intended to support Supplier’s capacity expansion and reservation activities contemplated during the first half of the Term under this Agreement. Lumentum shall recover the Initial Deposit via shipment credits in the amount of [***], to be credited on Supplier’s invoice. For clarity, for each Product unit shipped and accepted by Lumentum, Supplier shall provide a credit of [***], which shall be reflected as a separate line-item discount on Supplier’s applicable invoice, until the Initial Deposit is exhausted.

b.

During calendar year 2028, and in light of the six (6) year Term of this Agreement, the Parties shall meet and confer in good faith to review the Parties' performance under this Agreement, forecasted demand, available capacity, market conditions, pricing, technology roadmap, and other relevant business considerations. As part of such review, the Parties shall discuss: (i) the timing, structure, and payment terms of the second deposit in the amount of Forty-Three Million Five Hundred Thousand U.S. Dollars (US$43,500,000) (the "Second Deposit"), and (ii) whether any amendments to this Agreement are reasonably necessary to reflect then-current business, operational, or market circumstances. Note that should the term “Deposit” be used herein, it shall refer to the Initial and Second Deposit collectively.

The Parties acknowledge that the Second Deposit is intended to support Supplier’s capacity expansion and reservation activities contemplated during the second half of the Term under this Agreement. Lumentum shall recover the Second Deposit via shipment credits in the amount of [***], to be credited on Supplier’s invoice. For clarity, for each Product unit shipped and accepted by Lumentum, Supplier shall provide a credit of [***] per Product unit, which shall be reflected as a separate line-item discount on Supplier’s applicable invoice, until the Second Deposit is exhausted.

The Parties acknowledge their mutual expectation of continuing the commercial relationship contemplated by this Agreement throughout the Term. However, the obligation to pay the Second Deposit shall be conditioned upon completion of the foregoing review and the Parties' written agreement regarding any mutually agreed modifications to this Agreement. Nothing herein shall require either Party to accept any proposed amendment, provided that each Party shall participate in such review and discussions in good faith.

c.

Supplier shall maintain a running accounting of the Deposit, including (i) the original Deposit amount, (ii) each shipment credit applied, (iii) the date and invoice number associated with each shipment credit, and (iv) the remaining unapplied Deposit balance. Supplier shall provide such accounting with each invoice. Such records shall be subject to Lumentum's audit rights under Section 12.

d.

If Supplier materially breaches this Agreement solely by failing to deliver the MOQ set forth above, and fails to cure such breach within [***], Supplier shall promptly refund to Lumentum the portion of the Initial Deposit (or Second Deposit, as applicable) that has not previously been applied as shipment credits as of the effective date of termination. Such refund shall be made within [***] and shall be Lumentum’s sole monetary remedy for Supplier’s failure to deliver under this Agreement. Notwithstanding the foregoing, Supplier shall be excused from refunding any amounts of the Deposit only to the extent that Supplier’s failure to deliver the MOQ is attributable to Lumentum’s failure to order sufficient quantities of Products after giving effect to Section 2d. Supplier shall not be entitled to retain any portion of the Deposit that would result in a double recovery.

4.    Additional Capacity. If Supplier has or plans to make available to other customers any additional capacity for the Products beyond the capacity reservation quantity specified herein, Supplier may offer such additional capacity to Lumentum on the same or similar terms and conditions (including price, lead time, and volume) as those proposed to any third party (the “Offer”).

Supplier shall notify Lumentum in writing of the Offer, including all material terms (collectively the “Offer Notice”). Lumentum shall have [***] from receipt of the Offer Notice to accept the Offer in writing. If Lumentum elects to accept the Offer within the specified period, Supplier shall reserve and allocate the additional capacity to Lumentum in accordance with the terms of the Offer. If Lumentum does not respond within the specified period, or expressly declines the Offer, Supplier shall be free to offer and sell the additional capacity to any third party.

5.    Intellectual Property Rights, Commercial Terms, & General Underlying Terms. The Parties understand and agree that the sole purpose of this Agreement is the capacity reservation discussed herein. Therefore, the Parties understand and agree that this Agreement shall not grant or be construed as granting any rights by license or otherwise to any Party’s intellectual property and including but not limited to the Product. All deliveries of Products will be made FCA Supplier’s Facility, China (Incoterms 2020) . Further, the Parties understand and agree that all commercial and underlying terms governing the dealings between the Parties shall be pursuant to the AXT Terms and Conditions of Sale. In the event of any conflict or inconsistency between this Agreement and the AXT Terms and Conditions of Sale, the terms within this Agreement shall take precedence.

6.    Delivery. Lumentum shall provide Supplier with forecasts in accordance with Section 2 of this Agreement. Within [***] following receipt of each forecast, Supplier shall review such forecast and confirm its commitment to align its production capacity and delivery schedules with such forecasted requirements. Supplier shall use commercially reasonable efforts to ensure timely delivery of all Products in accordance with the applicable delivery schedule and purchase orders issued by Lumentum.

In the event Supplier fails to deliver any Product by the applicable delivery date, such failure shall constitute a late delivery and Supplier shall have a [***] cure period to remedy such late delivery. Supplier acknowledges and agrees that Lumentum shall have no obligation to provide notice of late delivery, and the applicable cure period shall commence automatically upon the delivery becoming late.

If such late delivery remains uncured for more than [***] following the applicable delivery date, the Parties shall promptly escalate the matter to executive-level representatives, each at the level of Vice President or above, who shall meet and work together in good faith to resolve the matter and mitigate further disruption. If such executive escalation does not result in resolution, the remedies set forth in Section 3d shall govern with respect to Supplier’s failure to satisfy its delivery obligations under this Agreement.

7.    Termination for Material Breach. Either Party may terminate this Agreement upon written notice to the other Party in the event the other Party materially breaches any provision of this Agreement and fails to cure such material breach within [***] after receipt of written notice thereof from the non-breaching Party. Termination of this Agreement shall not limit, waive, or otherwise prejudice any rights or remedies available to either Party under this Agreement, at law, or in equity, all of which are expressly reserved and cumulative. Notwithstanding the foregoing, if Lumentum terminates this Agreement as a result of Supplier’s uncured material breach associated with failure to deliver, the terms of Section 3d shall apply.

In the event that Lumentum terminates this Agreement for convenience, or due to changes in Lumentum’s demand, AXT will keep any portion of the Deposit amount that has not been credited on Supplier’s invoices for Product delivered to and accepted by Lumentum.

At the end of the Term of this Agreement, if the full quantity of wafers has not been delivered, due to Lumentum’s change in forecast, and the Agreement is not extended, AXT will keep any portion of the Deposit amount that has not been credited on Supplier’s invoices for Product delivered to and accepted by Lumentum.

Either Party may terminate this Agreement immediately upon notice should the other Party cease to carry on its business or becomes the subject of any proceeding under state, provincial or federal law for the relief of debtors or otherwise becomes insolvent, bankrupt or make an assignment for the benefit of creditors, or upon the appointment of a receiver, or the reorganization for the benefit of creditors. With such termination, any open purchase orders shall be terminated as of the effective date of termination.

8.    Confidentiality. The Parties understand that the Non-Disclosure Agreement between the Parties, effective as of [***] shall apply to all matters related to this Agreement and is hereby incorporated by reference.

9.    Publicity. Except as provided below, Supplier shall not, and shall ensure that its affiliates and/or representatives do not, issue or release any press release, public announcement, marketing material, or other publicity, or otherwise disclose or use Lumentum’s name, trademarks, logos, or the existence or terms of this Agreement, without Lumentum’s prior written consent in each instance; provided that any permitted disclosure shall be subject to Lumentum’s prior review and approval of the content, form, and timing thereof.

Prior to making any public announcement or filing with the U.S. Securities and Exchange Commission ("SEC") or any other governmental authority that references the other Party or this Agreement, the disclosing Party shall, to the extent legally permissible and reasonably practicable, provide the other Party with a copy of the proposed disclosure sufficiently in advance to allow a reasonable opportunity to review and comment. The disclosing Party shall consider and incorporate the other Party's reasonable comments relating to confidential, proprietary, or commercially sensitive information to the maximum extent permitted by applicable law.

The disclosing Party shall redact, omit, or seek confidential treatment (or any successor procedure permitting confidential omission or redaction) for all commercially sensitive, proprietary, or confidential information, including without limitation pricing, discounts, rebates, deposit amounts, volume commitments, forecasts, capacity commitments, technical specifications, product roadmaps, and other non-public commercial terms, to the fullest extent permitted by applicable law, SEC rules, and stock exchange requirements. The disclosing Party shall not publicly file this Agreement in unredacted form unless such disclosure is legally required after the disclosing Party has exhausted all reasonably available procedures to preserve the confidentiality of such information.

If the SEC or any other governmental authority requests an unredacted copy of this Agreement, challenges any proposed redactions, or requires additional disclosure, the disclosing Party shall promptly notify the other Party and reasonably cooperate with the other Party in responding to such request, including seeking to preserve the confidentiality of the information to the fullest extent permitted by law. The disclosing Party shall not make any additional public disclosure of the other Party's confidential or commercially sensitive information without first providing the other Party reasonable advance notice and an opportunity to comment, unless prohibited by applicable law or regulatory order.

10.    Supplier’s Representations and Warranties. Supplier hereby represents and warrants the following: (a) that it has the necessary resources, personnel, and expertise to fulfill the reserved capacity requirement and meet its obligations as specified in this Agreement; (b) all Products and/or services supplied under this Agreement shall materially conform to the Supplier specifications, quality standards, and performance criteria agreed to by the Parties, be free from defects in material, workmanship, and design, and comply with all applicable laws, regulations, and industry standards; (c) that it shall comply with all applicable laws, regulations, and standards, including but not limited to labor, environmental, safety, and anti-corruption laws, in the performance of its obligations under this Agreement; (d) that the production, sale, or use of the Products or services does not infringe upon any intellectual property rights, including patents, trademarks, copyrights, or trade secrets, of any third party; (e) that it has implemented and will maintain a robust business continuity and disaster recovery plan designed to ensure uninterrupted fulfillment of its obligations under this Agreement (f) that entering into and performing this Agreement does not violate any existing contracts or obligations to which Supplier is bound and that it will not reserve overlapping capacity for any other customers that would compromise its ability to fulfill its obligations to Lumentum and (g) any software, hardware, or technology provided by the Supplier as part of the Products or services shall be free from viruses, malware, ransomware, or other harmful code that could disrupt or harm the Lumentum’s systems or operations. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH ABOVE SUPPLIER DISCLAIMS ANY IMPLIED WARRANTIES ARISING UNDER APPLICABLE LAW. NOTHING IN THIS SECTION SHALL LIMIT OR DISCLAIM SUPPLIER’S OBLIGATIONS UNDER THIS AGREEMENT.

11.     Force Majeure & Capacity Disruption. Neither Party shall be held liable for any delay or failure to perform its obligations under this Agreement if such delay or failure is caused by an event or circumstance beyond the reasonable control of the affected Party ("Force Majeure Event"). Force Majeure Events may include but are not limited to natural disasters; acts of government or regulatory authority; war, terrorism, civil unrest, or other acts of violence; or industrial disputes, strikes, or labor shortages (excluding those limited to the affected Party’s workforce). A Force Majeure Event does not include events caused by Supplier’s negligence or willful misconduct; economic hardship or changes in market conditions; or delays resulting solely from Supplier’s acts or omissions.

The affected Party shall notify the other Party in writing within [***] of becoming aware of the Force Majeure Event. The written notice shall provide details of the event, its expected impact on performance, and the estimated duration. It also must entail the affected Party’s reasonable efforts to mitigate the effects of the Force Majeure Event and resume performance as soon as reasonably possible. Should a Force Majeure Event continue for an unreasonable time period or should the affected Party not be able to reasonably mitigate, the other Party reserves the right to terminate this Agreement upon not less than [***] written notice to the other Party.

If the Supplier’s reserved capacity is disrupted due to circumstances not qualifying as a Force Majeure Event, as determined by Supplier, and Supplier shall notify Lumentum in writing as soon as reasonably practicable, but not more than [***] after becoming aware of the event, detailing the explanation of the disruption, its root cause, and the anticipated timeline for resolution. Supplier must develop and implement a mitigation plan, including but not limited to allocating any remaining available capacity on a priority basis to fulfill Lumentum’s requirements and offering alternative solutions, such as subcontracting or using other facilities.

If the capacity disruption lasts longer than [***], Lumentum reserves the right, at Lumentum’s option: (i) to procure the affected products or services from an alternate source and pass on such direct costs to Supplier or (ii) reduce or terminate reserved capacity commitments without penalty or termination fees if Supplier cannot resume performance within a mutually agreed timeframe.

12.     Audit. Lumentum shall have the right to audit Supplier’s operations, processes, and records to verify compliance with the terms of this Agreement. The audit may include, but not be limited to, a review of volume production records, capacity utilization data, schedules, inventory data, processes and controls related to risk management, quality and planning, and relevant records including corrective action documentation. This does not grant access for Lumentum to review proprietary process technologies or crystal growth processes and yields, and including without limitation any other proprietary or trade secrets of Supplier. Lumentum shall provide Supplier with [***] written notice of such request to audit. Supplier agrees to cooperate in all respects to comply with the terms herein. Each Party shall bear its own costs related to the audit, unless the audit results reveal a breach on Supplier’s behalf. In the event of Supplier’s breach, Supplier shall reimburse Lumentum for all direct costs incurred from such audit.

13.     Indemnity. Supplier agrees to defend, indemnify and hold harmless Lumentum, its affiliates and their respective directors, officers, employees, agents, subcontractors and other representatives (for purposes of this section, collectively “Lumentum”) from any and all loss, damage, cost, claims or actions (including reasonable attorneys’ fees), penalty or any other liability whatsoever (collectively “Losses”) arising out of any third party claim which alleges: (i) any intentional act or omission of Supplier, including gross negligence, willful misconduct, or breach of applicable law, directly relating to this Agreement, the use or sale of the Products, whether alone or in combination, or work performed pursuant to a purchase order placed for the Product; (ii) to the extent not covered by clause (i) of this section, any third party claims alleging that any of the Products or the use thereof by Lumentum in accordance with the specifications and instructions provided by Supplier infringe, misappropriate or otherwise violate any copyright, mask work, patent, trademark, service mark, trade name, trade secret, other intellectual property right, or any similar proprietary right conferred by applicable law; and/or (iii) Supplier’s material breach of this Agreement. The foregoing includes without limitation any Losses relating to allegations, actions or proceedings for breach of contract, in tort (including gross negligence), intellectual property infringement, any statutory, regulatory or other legal claims, and/or claims for bodily injury (including death) and/or damage to property.

Lumentum agrees to defend, indemnify and hold harmless Supplier, its affiliates and their respective directors, officers, employees, agents, subcontractors and other representatives from any and all Losses arising out of (i) any intentional act or omission of Lumentum (including gross negligence, willful misconduct, or breach of applicable law) directly relating to this Agreement, (ii) use of the Products in a manner materially inconsistent with the terms of this Agreement or the documentation provided by Supplier, and (iii) Lumentum’s material breach of this Agreement.

14.    Limitation of Liability. TO THE GREATEST EXTENT PERMITTED UNDER APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES, THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUBCONTRACTORS OR OTHER REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR INDIRECT COSTS, EXPENSES OR DAMAGES INCLUDING WITHOUT LIMITATION THE LOSS OF PRODUCTION OR PROFIT ARISING FROM ANY CAUSE WHATSOEVER, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH COSTS OR DAMAGES OR EVEN IF SUCH COSTS OR DAMAGES ARE ALLEGED TO ARISE FROM NEGLIGENT ACTS, OMISSIONS OR CONDUCT OF A PARTY OR ITS AFFILIATES, THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUBCONTRACTORS OR OTHER REPRESENTATIVES.

EXCEPT FOR A PARTY’S INDEMNIFICATION OBLIGATIONS, BREACH OF CONFIDENTIALITY, MISAPPROPRIATION OR INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR SUPPLIER’S ABILITY TO RETAIN CERTAIN DEPOSIT AMOUNTS OR OBLIGATION TO REFUND ANY UNAPPLIED DEPOSIT PURSUANT TO THE TERMS HEREIN, TO THE GREATEST EXTENT PERMITTED UNDER APPLICABLE LAW, IN NO EVENT SHALL EACH PARTY’S AGGREGATE LIABILITY UNDER THIS AGREEMENT EXCEED THE TOTAL AMOUNTS PAID OR DUE UNDER THIS AGREEMENT DURING THE [***] PRECEDING THE INCIDENT GIVING RISE TO A CLAIM.

15.     Governing Law. The construction, interpretation and performance of this Agreement are governed by the laws of the State of Delaware, United States, without regard to conflicts of laws principles. The parties expressly exclude application of the United Nations Convention on Contracts for the International Sale of Goods.

16.     Entire Agreement. This Agreement expresses the entire understanding and agreement for both Supplier and Lumentum with respect to the subject matter covered in this Agreement and supersedes any and all previous agreements with reference to such subject matter. In the event of any conflict or inconsistency between this Agreement and any purchase order terms, this Agreement shall prevail to the extent of the conflict or inconsistency. No addition, deletion or change to this Agreement shall be valid, unless in writing and signed by both Supplier and Lumentum.

17.    Survival. Notwithstanding the expiration or termination of this Agreement, Sections 3, 4, 5, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16, together with any other provisions which by their nature are intended to survive, shall survive such expiration or termination .

18.    Execution. This Agreement may be executed in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The Parties agree that electronic signatures or any other type of copy of an executed version of this Agreement signed by a Party is binding upon the signing Party to the same extent as the original of the signed Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives with the intent to be legally bound as of the Effective Date.

Lumentum Operations LLC                                    Supplier

Signature                                                      Signature

Typed Name                                                      Typed Name

Date                                                               Date

Attachment A

[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]